                                                                 EXHIBIT 10.9(b)

             MODIFICATION AND AMENDMENT TO GAS PURCHASE CONTRACT


              THIS AGREEMENT, made and entered into as of the 1st day of December, 1986, by and between CONSUMERS POWER COMPANY, a Michigan corporation, hereinafter referred to as "Buyer", and NORTHERN MICHIGAN EXPLORATION COMPANY, hereinafter referred to as "Seller";

              WITNESSETH:

              WHEREAS, By Gas Purchase Contract dated December 1, 1985, Buyer and Seller entered into an agreement upon the terms, conditions and provisions therein contained and covering the well units set forth on Exhibit A attached thereto; and

              WHEREAS, Buyer and Seller desire to modify and amend said Gas Purchase Contract to cover and include, in addition to the well(s) now covered and included therein, the Amoco #2-26 Sorgett located in the NW-1/4 of the NE-1/4 of the SW-1/4 of Section 26, T34N-R4E, Bismark Township, Presque Isle County, Michigan;

              NOW THEREFORE, for and in consideration of the premises, Buyer and Seller mutually agree as follows:

              1. Effective as of December 1, 1986, Original Exhibit A attached to said Gas Purchase Contract is of no further force and effect and there is hereby substituted therefore, effective as of December 1, 1986, the First Amended Exhibit A which is attached hereto and made a part hereof.

              2. Except as specifically herein modified and amended, all of the other terms, conditions and provisions of said Gas Purchase Contract are and shall remain in full force and effect.

              IN WITNESS WHEREOF, the parties hereto have executed or caused this agreement to be executed as of the day and year first above written.


WITNESSES:                                BUYER

                                          CONSUMERS POWER COMPANY

/s/ Beverly A. Avery                      By /s/ R. J. Odlevak
-------------------------------              -------------------------------
                                             R. J. Odlevak, Vice President
-------------------------------

                                          SELLER

                                          NORTHERN MICHIGAN EXPLORATION COMPANY

                                          By /s/ Gordon L. Wright
-------------------------------              -------------------------------

-------------------------------


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                          FIRST AMENDED EXHIBIT "A"

                                     for

                            GAS PURCHASE CONTRACT

                                    Dated

                              December 1, 1985

                                   Between

                           CONSUMERS POWER COMPANY

                                     and

                    NORTHERN MICHIGAN EXPLORATION COMPANY





                            Township                        County
                     ------------------------            ------------
                     Allis North, T34N-R2E               Presque Isle
                     Allis South, T33N-R2E               Presque Isle
                     Case North, T34N-R3E                Presque Isle
                     Case South, T33N-R3E                Presque Isle
                     Bismarck North, T34N-R4E            Presque Isle
                     Bismarck South, T33N-R4E            Presque Isle
                     Belknap, T34N-R5E                   Presque Isle
                     Metz, T33N-R5E                      Presque Isle
                     Pulawski, T34N-R6E                  Presque Isle

                     Shell #1-30 Sylvania Savings
                           SE NW SW Section 30, T34N-R3E
                           Case Township, Presque Isle County

                    NOMECO #1-30 Parr
                           NW NE NW Section 30, T34N-R3E
                           Case Township, Presque Isle County

                     Amoco #2-26 Sorgett
                           NW NE SW Section 26, T34N-R4E
                           Bismark Township, Presque Isle County